PAINEWEBBER STRATEGIC INCOME FUND                                 ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------
Comparison of the change of a $10,000 investment in PaineWebber Strategic
Income Fund (A, B, C), the Lehman Aggregate Bond Index, the Salomon World Government Bond Index and the Merrill Lynch High Yield Master Index from February 28,1994 to November 30, 1998



                              [PERFORMANCE GRAPH]



The graph depicts the performance of PaineWebber Strategic Income Fund versus the Lehman Aggregate Bond Index, the Salomon World Government Bond Index and the Merrill Lynch High Yield Master Index for the period from 2/28/94 to 11/30/98. It is important to note PaineWebber Strategic Income Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparisons are shown for illustrative purposes only.

Past performance is no guarantee of future performance.

The performance of the classes varies based on the different sales charges and fees paid by shareholders in different classes.

AVERAGE ANNUAL TOTAL RETURN

                                              Periods Ended 11/30/98
                                             One Year         Life****
                                             --------         --------

                            Class A*          1.65%              6.00%

    Before Deducting        Class B**         0.87%              5.21%
Maximum Sales Charge
                            Class C***        1.14%              5.47%


                            Class A*         -2.41%              5.10%

    After  Deducting        Class B**        -3.85%              4.90%
Maximum Sales Charge
                            Class C***        0.43%              5.47%


   * Maximum sales charge for Class A shares is 4% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.
  ** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.
 *** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C Shares bear ongoing 12b-1 distribution and service fees.
 **** Life: since commencement of issuance on February 7, 1994 for Class A, Class B and Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception on February 17, 1998 to November 30, 1998, Class Y shares lost 1.04%. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND                                 ANNUAL REPORT


PAINEWEBBER STRATEGIC
INCOME FUND

FUND PROFILE

Goal:
High current income, secondarily capital appreciation

Allocation Manager:
Dennis L. McCauley, Mitchell Hutchins Asset Management Inc.

Total Net Assets:
$111.9 million as of November 30, 1998

Dividend Payments:
Monthly

                                                               January 15, 1999

Dear Shareholder,

   We are pleased to present you with the annual report for the PaineWebber Strategic Income Fund ("the Fund") for the fiscal year ended November 30, 1998.


MARKET REVIEW
--------------------------------------------------------------------------------

   "Flight to quality" remained the dominant theme in the bond markets during the fiscal year ended November 30, 1998, as investors sought the safety and liquidity of U.S. Treasury securities, especially short- to intermediate-term debt.

   Turmoil hit the global capital markets in August when Russia devalued its currency and effectively defaulted on its internal debt. The ensuing sell-off in the global equity and emerging debt markets spurred the flight to U.S. Treasurys to an even higher pitch. All sectors of the bond market suffered as risk premiums soared. Emerging market debt fared the worst, with the high yield sector following a distant second. U.S. corporate bonds were hard hit, and corporations suffered from a market-induced credit crunch.

   The global sell-off continued to disrupt the financial markets in September. Initial public offerings of stocks and the entire high-yield debt market ground to a virtual halt. With market conditions so fragile, the Federal Reserve lowered the Fed Funds rate (the rate for overnight loans) from 5.50% to 5.25%. Barely two weeks into October, the Fed again lowered the Fed Funds rate and also lowered the discount rate (the rate commercial banks pay to borrow from the Federal Reserve). The market took this action as a sign of the Fed's resolve to keep the economy growing in its effort to avoid a recession. Investors reacted positively--the stock market rose and shorter-maturity Treasurys rallied. Corporate bonds continued to lose ground as they lagged the rally in Treasury yields.

   The Fed lowered both rates again in November, and several European central banks followed suit in preparation for the January 1, 1999 debut of the euro currency. The third rate reduction in as many months boosted corporate bonds and mortgage-backed securities as market psychology and liquidity improved.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

   The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended November 30, 1998, without deducting sales charges, Class A shares gained 1.65%, Class B shares gained 0.87% and Class C shares gained 1.14%. Class Y shares commenced issuance on February 17, 1998; from commencement through November 30, 1998, Class Y shares lost 1.04%.

   The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 2.41%, Class B shares lost 3.85% and Class C shares gained 0.43%. Class Y shares are not subject to sales charges.

PAINEWEBBER STRATEGIC INCOME FUND                                 ANNUAL REPORT

                              PORTFOLIO HIGHLIGHTS

   The Fund allocates assets among three main sectors of the global bond market--U.S. government/investment grade bonds, U.S. high-yield bonds and non-U.S. bonds--and shifts emphasis among them as conditions warrant.

   Throughout the fiscal year, the Fund held positions consistent with our long-term view that interest rates would continue to fall. The Fund began the fiscal year with 47% of its portfolio in U.S. government and investment-grade corporate bonds, 37% in high-yield bonds, 11% in foreign and emerging market debt and 5% in cash. During the first half of the fiscal year these weightings benefited the Fund as "flight-to-quality" buying drove up prices of U.S. Treasurys and demand spread to the corporate and high-yield sectors.

   After the high-yield market weakened in April, we increased the Fund's allocation to high-yield bonds in the belief that prices would rebound. Instead, high-yield bonds suffered along with the rest of the bond market in the wake of the Russian crisis. The Fund's high-yield and non-U.S. positions hurt returns. From July to October, we gradually decreased exposure to high-yield bonds and non-U.S. bonds while raising cash to defend the portfolio. As signs of recovery appeared in November we reinvested in those sectors.

   High-Yield Sector--The Fund's overweighting in smaller U.S. issues hurt performance as those issues lagged the overall high-yield market. Historically, smaller issues (less than $200 million) generally have been less volatile than larger issues. We think the higher volatility of smaller issues during the last fiscal year may reflect a structural change in the market, with institutional investors, who tend to buy larger issues, exerting greater influence. We have begun redeploying assets into larger issues, and expect to continue this redeployment going forward.

   U.S. Government and Investment Grade Sector--The Fund began the latter half of its fiscal year overweighted in mortgage-backed and government agency securities, as we maintained our focus on adding portfolio value by enhancing yield. At the same time, we emphasized call protection in an environment of heightened prepayment risk. We kept the Fund's exposure to the sector about the same through the period.

   We believe mortgage spreads to Treasurys are extremely attractive despite high prepayment risks. We think investors have become more credit-risk averse in reaction to events in international markets, and we believe the high credit quality of mortgage securities and their historically low prices will attract investors to the sector.

   Global Sector--Our de-emphasis of non-U.S. exposure during the first half of the fiscal year helped protect the Fund in the second half, though exposure to anything besides U.S. Treasurys lowered returns. The Fund remained underweighted in Europe, concentrating its holdings in the intermediate maturities of Germany, Holland and the United Kingdom. Within the emerging markets allocation we shifted exposure away from Latin America in favor of Europe and Asia.


PAINEWEBBER
STRATEGIC
INCOME FUND


                    [BELOW IS REPRESENTATION OF A PIE CHART]

                              Sector Allocation(1)


                              [plot points needed]


            U.S. high yield ..............................
            U.S. gov't/investment-grade corp. ............
            Foreign/emerging markets .....................
            Cash/cash equivalents ........................

(1) All weightings represent net assets as of November 30, 1998, unless noted otherwise. The portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER STRATEGIC INCOME FUND                                 ANNUAL REPORT


OUTLOOK
--------------------------------------------------------------------------------

   While the U.S. manufacturing sector has been losing jobs and industrial production has been flat since Asia began unraveling in late 1997, the larger economy has proven resilient. As of this writing, gross domestic product for 1998 is likely to have reached 3.8%, the same rate as 1996 and 1997. Ironically, the same forces that weakened manufacturing stimulated demand--by deflating import prices. This immunity to weakening U.S. exports is likely to be further tested, as widespread weakness in commodity prices underscores a global economy at risk of recession.

   Consumer spending continues to drive the U.S. economy; the savings rate recently fell into negative territory. This may be an indication of just how dependent the U.S. economy is on the strength of the stock market, since the "wealth effect" of stock gains strongly affects consumers' perceptions of how much they can afford to spend. If the corporate earnings outlook does not improve, the wealth effect could dissipate.

   Bond market liquidity has improved, but may worsen again if any of a number of potential problems arises: a further deterioration of Brazil's financial condition, weakness in the U.S. stock market or further spread of the Asian crisis. We expect the economy to grow more slowly in 1999, with inflation remaining benign, and do not believe a recession is likely. In this economic environment we foresee the 30-year Treasury bond trading within a 4.75-5.75% range.

   Based on our outlook we believe the high-yield and U.S.
government/investment-grade sectors are poised to recover, and have weighted the Fund toward these sectors (see allocation graph on page 3).

PAINEWEBBER STRATEGIC INCOME FUND                                 ANNUAL REPORT

--------------------------------------------------------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a Quarterly Review on the PaineWebber Strategic Income Fund or another fund in the PaineWebber Family of Funds,(2) please contact your Investment Executive.

   Sincerely,


/s/ MARGO ALEXANDER
-----------------------------------------
MARGO ALEXANDER
President
Mitchell Hutchins Asset
Management Inc.


/s/ THOMAS J. LIBASSI
-----------------------------------------
THOMAS J. LIBASSI
Manager, High Yield Sector
PaineWebber Strategic Income Fund


/s/ STUART WAUGH
-----------------------------------------
STUART WAUGH
Manager, Foreign and
Emerging Markets Sector
PaineWebber Strategic Income Fund


/s/ DENNIS L. MCCAULEY
-----------------------------------------
DENNIS L. MCCAULEY
Chief Investment Officer--Fixed Income
Mitchell Hutchins Asset Management Inc.
Allocation Manager
PaineWebber Strategic Income Fund


/s/ NIRMAL SINGH
-----------------------------------------
NIRMAL SINGH
Manager, U.S. Government and
Investment Grade Sector
PaineWebber Strategic Income Fund


/s/ CRAIG M. VARRELMAN
-----------------------------------------
CRAIG M. VARRELMAN
Portfolio Manager, U.S. Government and
Investment Grade Sector
PaineWebber Strategic Income Fund


/s/ JAMES F. KEEGAN
-----------------------------------------
JAMES F. KEEGAN
Portfolio Manager, U.S. Government and
Investment Grade Sector
PaineWebber Strategic Income Fund


   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGIC INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                                                                      Total Return(1)
                                   Net Asset Value                         -----------------------------------
                         ------------------------------------                 12 Months            6 Months
                         11/30/98      05/31/98      11/30/97              Ended 11/30/98       Ended 11/30/98
                         --------      --------      --------              --------------       --------------
Class A Shares             $9.06         $9.64         $9.60                     1.65%              (2.59)%
Class B Shares              9.05          9.62          9.59                     0.87               (2.88)
Class C Shares              9.05          9.63          9.59                     1.14               (2.84)


Performance Summary Class A Shares

                             Net Asset Value
                         ----------------------         Capital Gains                              Total
Period Covered           Beginning       Ending          Distributed       Dividends Paid(2)      Return(1)
--------------           ---------       ------         -------------      -----------------      ---------
02/07/94-12/31/94         $10.00         $8.56               --                $0.5792              (8.76)%
1995                        8.56          8.79               --                 0.9392              14.12
1996                        8.79          9.34               --                 0.6352              14.00
1997                        9.34          9.56               --                 0.7116              10.32
01/01/98-11/30/98           9.56          9.06               --                 0.6102               1.10
                                                      Totals:  $0.0000         $3.4754

                                                           Cumulative Total Return as of 11/30/98:  32.40%

Performance Summary Class B Shares

                             Net Asset Value
                         ----------------------         Capital Gains                              Total
Period Covered           Beginning       Ending          Distributed       Dividends Paid(2)      Return(1)
--------------           ---------       ------         -------------      -----------------      ---------
02/07/94-12/31/94         $10.00         $8.55               --                $0.5242              (9.41)%
1995                        8.55          8.78               --                 0.8733              13.29
1996                        8.78          9.33               --                 0.5727              13.23
1997                        9.33          9.55               --                 0.6386               9.48
01/01/98-11/30/98           9.55          9.05               --                 0.5428               0.38
                                                      Totals:  $0.0000         $3.1516

                                                           Cumulative Total Return as of 11/30/98:  27.72%

Performance Summary Class C Shares

                             Net Asset Value
                         ----------------------         Capital Gains                              Total
Period Covered           Beginning       Ending          Distributed       Dividends Paid(2)      Return(1)
--------------           ---------       ------         -------------      -----------------      ---------
02/07/94-12/31/94         $10.00         $8.56               --                $0.5424              (9.13)%
1995                        8.56          8.79               --                 0.8951              13.56
1996                        8.79          9.33               --                 0.5934              13.36
1997                        9.33          9.56               --                 0.6638               9.89
01/01/98-11/30/98           9.56          9.05               --                 0.5663               0.52
                                                      Totals:  $0.0000         $3.2610

                                                           Cumulative Total Return as of 11/30/98:  29.22%


(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

(2)  Includes foreign exchange gain distributions, if any.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. Since inception, February 17, 1998 through November 30, 1998, Class Y shares had a total return of (1.04)%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1998


Principal
  Amount                                                                                Maturity          Interest
  (000)                                                                                  Dates              Rates          Value
---------                                                                               --------          --------         -----
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--37.00%
U.S. Government Obligations--3.11%
$  3,000    U.S. Treasury Bonds (cost -- $3,082,322).............................        08/15/27          6.375%       $ 3,479,064
                                                                                                                        -----------
Government National Mortgage Association Certificates--4.86%
   5,172    GNMA  (cost -- $5,459,593)........................................... 06/15/17 to 11/15/17     8.000          5,443,328
                                                                                                                        -----------
Federal National Mortgage Association Certificates--13.66%
   6,000    FNMA.................................................................        05/15/08          6.000          6,352,164
   9,000    FNMA 30 year TBA.....................................................          TBA          6.000 to 6.500    8,938,128
                                                                                                                        -----------
Total Federal National Mortgage Association Certificates (cost -- $15,364,836)...                                        15,290,292
                                                                                                                        -----------
Collateralized Mortgage Obligations--15.37%
   4,000    CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2...        07/17/07          6.520          4,169,000
   1,000    DLJ Commercial Mortgage Corporation, Series 1998-CGI, Class A1B......        05/10/08          6.410          1,033,530
   6,810    First Union Lehman Brothers Mortgage Trust Series 1997-C2, Class A3..        12/18/07          6.650          6,976,913
   5,000    FNMA REMIC Series 1993-87 Class J....................................        04/25/22          6.250          5,015,284
                                                                                                                        -----------
Total Collateralized Mortgage Obligations (cost -- $16,767,083)..................                                        17,194,727
                                                                                                                        -----------
Total U.S. Government and Investment Grade Obligations (cost -- $40,673,834).....                                        41,407,411
                                                                                                                        -----------

GLOBAL DEBT SECURITIES--13.89%
Brazil--1.52%
   2,591    Federal Republic of Brazil, C........................................        04/15/14          8.000          1,703,427
                                                                                                                        -----------
Germany--2.99%
   5,000*   Federal Republic of Germany..........................................        01/04/07          6.000          3,349,937
                                                                                                                        -----------
Greece--1.86%
 580,000*   Hellenic Republic.................................................... 03/21/02 to 03/26/08  8.600 to 9.200    2,078,595
                                                                                                                        -----------
Mexico--0.96%
   1,342    United Mexican States, DISC(1).......................................        12/31/19          6.116++        1,076,955
                                                                                                                        -----------
New Zealand--2.02%
   3,750*   Government of New Zealand............................................        03/15/02         10.000          2,257,292
                                                                                                                        -----------
Poland--1.96%
   3,310    Republic of Poland, PAR..............................................        10/27/24          3.000(b)       2,197,012
                                                                                                                        -----------
South Korea--0.48%
     550    Republic of Korea....................................................        04/15/08          8.875            539,000
                                                                                                                        -----------
United Kingdom--2.10%
   1,121*   United Kingdom Gilt.................................................. 07/14/00 to 12/07/15  8.000 to 13.000   2,343,043
                                                                                                                        -----------
Total Global Debt Securities (cost -- $15,416,537)...............................                                        15,545,261
                                                                                                                        -----------

HIGH YIELD SECURITIES--46.98%

Corporate Bonds--43.96%
Airlines--0.71%
     750    Airplane Pass Through Trust..........................................        03/15/19         10.875            793,125
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND


Principal
  Amount                                                                           Maturity             Interest
  (000)                                                                             Dates                 Rates            Value
---------                                                                          --------             --------           -----
HIGH YIELD SECURITIES (CONTINUED)

Corporate Bonds (continued)
Cable--3.84%
$  1,000    21st Century Telecommunications Group Incorporated..............        02/15/08             12.250%+       $   420,000
   1,500    @ Entertainment Incorporated....................................        07/15/08             14.500+            660,000
   2,000    Knology Holdings Incorporated...................................        10/15/07             11.875+            980,000
   1,000    NTL Incorporated**..............................................        10/01/08             11.500           1,116,250
   1,000    RCN Corporation.................................................        10/15/07             11.125+            575,000
   1,000    UIH Australia Pacific Incorporated..............................        05/15/06             14.000+            540,000
                                                                                                                        -----------
                                                                                                                          4,291,250
                                                                                                                        -----------
Communications--11.66%
     750    Allegiance Telecom, Incorporated................................        05/15/08             12.875             750,000
   1,000    Barak ITC.......................................................        11/15/07             12.500+            515,000
   1,000    COLT Telecom Group PLC..........................................        12/15/06             12.000+            840,000
     625    GST Equipment Funding Incorporated..............................        05/01/07             13.250             643,750
   1,000#   ICO Global Communications.......................................        08/01/05             15.000             780,000
   1,000    Metromedia Fiber Network Incorporated**.........................        11/15/08             10.000           1,040,000
   2,500    Nextel Communications Incorporated..............................        02/15/08              9.950+          1,550,000
   1,500    Nextel International Incorporated...............................        04/15/08             12.125+            705,000
     750    Northeast Optic Network.........................................        08/15/08             12.750             735,000
   1,000    Orange PLC......................................................        08/01/08              8.000           1,015,000
     750    Pathnet Incorporated............................................        04/15/08             12.250             573,750
   1,100    PSI Net Incorporated............................................        02/15/05             10.000           1,100,000
   1,000    Qwest Communications International Incorporated**...............        11/01/08              7.500           1,027,500
     500    Verio Incorporated..............................................  06/15/04 and 04/01/05  10.375 and 13.500      536,250
     500    Verio Incorporated**............................................        12/01/08             11.250             520,000
   1,250    Viatel Incorporated.............................................        04/15/08             12.500+            721,875
                                                                                                                        -----------
                                                                                                                         13,053,125
                                                                                                                        -----------
Consumer Manufacturing--2.58%
     500    Apparel Ventures Incorporated...................................        12/31/00             12.250             455,000
   1,000    Decora Industries Incorporated..................................        05/01/05             11.000             900,000
     500    EKCO Group Incorporated.........................................        04/01/06              9.250             500,000
   1,000    Westpoint Stevens Incorporated..................................        06/15/08              7.875           1,031,250
                                                                                                                        -----------
                                                                                                                          2,886,250
                                                                                                                        -----------
Energy--1.59%
   1,000    Grant Geophysical Incorporated..................................        02/15/08              9.750             750,000
   1,000    Northern Offshore ASA**.........................................        05/15/05             10.000             640,000
     625    TransAmerican Energy Corporation................................        06/15/02             13.000+            218,750
     500#   TransAmerican Refining Corporation**............................        06/30/03             16.000             175,000
                                                                                                                        -----------
                                                                                                                          1,783,750
                                                                                                                        -----------
Entertainment--0.40%
     625    Discovery Zone Incorporated.....................................        08/01/02             13.500             300,000
     148#   Discovery Zone Incorporated**...................................        05/01/02             13.500             148,000
                                                                                                                        -----------
                                                                                                                            448,000
                                                                                                                        -----------
Finance--0.80%
     500    Olympic Financial Limited.......................................        03/15/07             11.500             380,000
     625    Signet Capital Trust I..........................................        08/15/27              9.500             512,500
                                                                                                                        -----------
                                                                                                                            892,500
                                                                                                                        -----------

PAINEWEBBER STRATEGIC INCOME FUND


Principal
  Amount                                                                          Maturity             Interest
  (000)                                                                             Dates                Rates            Value
---------                                                                         --------             --------           -----
HIGH YIELD SECURITIES (CONTINUED)

Corporate Bonds (continued)
Food & Beverage--1.65%
$  1,000    Iowa Select Farms L. P.**...........................................  12/01/05              10.750%        $   850,000
   1,000    Packaged Ice Incorporated...........................................  02/01/05               9.750           1,000,000
                                                                                                                       -----------
                                                                                                                         1,850,000
                                                                                                                       -----------
General Industrial--3.95%
     500    Aqua Chemical Incorporated**........................................  07/01/08               11.250            470,000
   1,000    Coltec Industries Incorporated......................................  04/15/08                7.500          1,045,000
   1,000    Goss Graphic Systems Incorporated...................................  10/15/06               12.000            950,000
   1,000    Jordan Telecommunication Products...................................  08/01/07                9.875          1,000,000
   1,000    J.B. Poindexter & Company Incorporated..............................  05/15/04               12.500            950,000
                                                                                                                       -----------
                                                                                                                         4,415,000
                                                                                                                       -----------
Healthcare--0.92%
   1,000    Tenet Healthcare Corporation**......................................  12/01/08                8.125          1,032,500
                                                                                                                       -----------
Hotels & Lodging--0.48%
     625    Silverleaf Resorts Incorporated.....................................  04/01/08               10.500            531,250
                                                                                                                       -----------
Media--0.78%
     500    Impac Group Incorporated............................................  03/15/08               10.125            492,500
     500    Source Media Incorporated...........................................  11/01/04               12.000            385,000
                                                                                                                       -----------
                                                                                                                           877,500
                                                                                                                       -----------
Metals & Mining--0.98%
   1,000    Metal Management Incorporated.......................................  05/15/08            10.000               580,000
     500    WCI Steel Incorporated..............................................  12/01/04            10.000               511,250
                                                                                                                       -----------
                                                                                                                         1,091,250
                                                                                                                       -----------
Packaging--1.08%
     750    Bear Island LLC.....................................................  12/01/07            10.000               759,375
     500    Vicap, S.A. de C.V. ................................................  05/15/07            11.375               450,000
                                                                                                                       -----------
                                                                                                                         1,209,375
                                                                                                                       -----------
Real Estate and Buildings--1.15%
     625    American Architectural Products.....................................  12/01/07            11.750               531,250
     750    Forest City Enterprises Incorporated................................  03/15/08             8.500               753,750
                                                                                                                       -----------
                                                                                                                         1,285,000
                                                                                                                       -----------
Restaurants--0.80%
   1,000    American Restaurant Group Incorporated..............................  02/15/03            11.500               900,000
                                                                                                                       -----------
Retail--3.08%
   1,000    Advance Holding Corporation**.......................................  04/15/09            12.875+              590,000
     500    Big 5 Corporation...................................................  11/15/07            10.875               515,000
     750    Jafra Cosmetics International Incorporated**........................  05/01/08            11.750               682,500
     750    Mrs. Fields Original Cookies Incorporated...........................  12/01/04            10.125               690,000
   1,000    Tuesday Morning Corporation.........................................  12/15/07            11.000               970,000
                                                                                                                       -----------
                                                                                                                         3,447,500
                                                                                                                       -----------
Technology--2.24%
     500    Ampex Corporation (c)...............................................  03/15/03            12.000               500,000
   2,000    Electronic Retailing Systems International..........................  02/01/04            13.250+              720,000
   1,750    InterAct Systems Incorporated.......................................  08/01/03            14.000+              717,500
     625    Samsung Electronics America Incorporated**..........................  05/01/03             9.750               571,875
                                                                                                                       -----------
                                                                                                                         2,509,375
                                                                                                                       -----------

PAINEWEBBER STRATEGIC INCOME FUND


Principal
  Amount                                                              Maturity          Interest
  (000)                                                                Dates             Rates             Value
---------                                                             --------          --------           -----
HIGH YIELD SECURITIES (CONTINUED)

Corporate Bonds (concluded)
Transportation Non-air--4.66%
$  1,000    American Reefer Company Limited........................   03/01/08            10.250%      $   760,000
     750    Atlantic Express Transportation Corporation............   02/01/04            10.750           759,375
   1,000    Equimar Shipholdings Limited...........................   07/01/07             9.875           810,000
   1,000    Millenium Seacarriers Incorporated.....................   07/15/05            12.000           825,000
     750    Navigator Gas Transport PLC**..........................   06/30/07            10.500           690,000
   1,000    Stena AB...............................................   06/15/07             8.750           957,500
     750    TFM, S.A. de C.V. .....................................   06/15/09            11.750+          410,625
                                                                                                       -----------
                                                                                                         5,212,500
                                                                                                       -----------
Utilities--0.61%
     624    Panda Funding Corporation..............................   08/20/12             11.625          686,094
                                                                                                       -----------
Total Corporate Bonds (cost -- $55,069,377)                                                             49,195,344
                                                                                                       -----------
Convertible Bonds--1.52%
Communications--0.07%
     110    GST Telecommunciations Incorporated....................   12/15/05             13.875+          79,200
                                                                                                       -----------
General Industrial--1.45%
     750    Corporate Express Incorporated.........................   07/01/00              4.500          667,500
   1,000    Waste Systems International Incorporated**.............   05/13/05              7.000          960,000
                                                                                                       -----------
                                                                                                         1,627,500
                                                                                                       -----------
Total Convertible Bonds (cost -- $1,783,643)                                                             1,706,700
                                                                                                       -----------

Number of
 Shares
----------
Common Stocks(a)--1.37%
Communications--1.10%
   7,800    COLT Telecom Group PLC, ADR..........................................................          409,500
   5,282    Verio Incorporated...................................................................          100,358
  48,133    Viatel Incorporated..................................................................          715,978
                                                                                                       -----------
                                                                                                         1,225,836
                                                                                                       -----------
Gaming--0.05%
  12,963    JCC Holding Company..................................................................           51,852
                                                                                                       -----------
Media--0.22%
   2,000    Affiliated Newspaper Investments Incorporated........................................          250,000
                                                                                                       -----------
Total Common Stocks (cost -- $415,401)                                                                   1,527,688
Preferred Stock(a)--0.06%
Communications--0.06%
     629    Viatel Incorporated (cost -- $0).....................................................           72,335
                                                                                                       -----------


Number of
Warrants
---------
Warrants(a)--0.07%
Cable--0.01%
   6,000    @ Entertainment Incorporated.........................................................            6,000
   2,000    Knology Holdings Incorporated........................................................            5,000
   1,000    UIH Australia Pacific Incorporated...................................................            5,000
                                                                                                       -----------
                                                                                                            16,000
                                                                                                       -----------

PAINEWEBBER STRATEGIC INCOME FUND


Number of
Warrants                                                                                                   Value
---------                                                                                                  -----
HIGH YIELD SECURITIES (CONCLUDED)

Warrants(a) (concluded)
Communications--0.02%
   1,000    Allegiance Telecom Incorporated......................................................       $    9,750
     750    Pathnet Incorporated.................................................................            7,500
                                                                                                       -----------
                                                                                                            17,250
                                                                                                       -----------
Consumer Manufacturing--0.01%
   1,044    AVI Holdings Incorporated............................................................            5,221
                                                                                                       -----------
Entertainment--0.00%
     625    Discovery Zone Incorporated..........................................................                6
                                                                                                       -----------
Finance--0.00%
     500    Olympic Financial Limited............................................................            2,500
                                                                                                       -----------
Technology--0.03%
  17,000    Ampex Corporation....................................................................           12,750
   2,000    Electronic Retailing Systems International...........................................           10,000
   1,750    InterAct Systems Incorporated........................................................            8,750
                                                                                                       -----------
                                                                                                            31,500
                                                                                                       -----------
Transportation Non-air--0.00%
   1,000    Millenium Seacarriers Incorporated...................................................              625
                                                                                                       -----------
Total Warrants (cost -- $51,201).................................................................           73,102
                                                                                                       -----------
Total High Yield Securities (cost -- $57,319,622)................................................       52,575,169
                                                                                                       -----------

Principal
  Amount                                                              Maturity          Interest
  (000)                                                                Dates             Rates
---------                                                             --------          --------
REPURCHASE AGREEMENTS--11.15%
$  5,100    Repurchase Agreement dated 11/30/98 with
            Bear Stearns & Company, Inc. collateralized
            by $5,115,000 U.S. Treasury Notes, 7.00%
            due 04/15/99 (value -- $5,205,024);
            proceeds: $5,100,744..................................   12/01/98             5.250%        5,100,000
                                                                                                      ------------

   5,144    Repurchase Agreement dated 11/30/98 with
            State Street Bank & Trust Company collateralized
            by $3,860,000 U.S. Treasury Bonds, 8.125%
            due 08/15/19 (value -- $5,249,600);
            proceeds: $5,144,733..................................   12/01/98             5.130         5,144,000
                                                                                                      ------------

   2,235    Repurchase Agreement dated 11/30/98 with
            State Street Bank & Trust Company collateralized
            by $1,207,972 U.S. Treasury Bill,  6.75%
            due 05/31/99 (value -- $1,220,052) and $1,027,028
            U.S. Treasury Notes, 7.25% due 05/15/04
           (value -- $1,151,555); proceeds: $2,235,248............   12/01/98             4.000         2,235,000
                                                                                                      ------------

Total Repurchase Agreements (cost -- $12,479,000).................                                     12,479,000
                                                                                                      ------------

Total Investments (cost -- $125,888,993) -- 109.02%...............                                     122,006,841
Liabilities in excess of other assets -- (9.02%)..................                                     (10,099,453)
                                                                                                      ------------
Net Assets--100.00%...............................................                                    $111,907,388
                                                                                                      ------------
                                                                                                      ------------

PAINEWEBBER STRATEGIC INCOME FUND



------------------
*        Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rated at a designated future date.
++       Variable rate security, interest rate noted is current rate at
         November 30, 1998.
C        Capitalization Bond
(a)      Non-income producing
(b)      Reflects rate at November 30, 1998, on step coupon rate instruments.
(c)      Illiquid security representing 0.45% of net assets.
(1) With an additional 2,067,000 recoverable rights attached maturing on 06/30/03 with no market value.
ADR      American Depository Receipt
DISC     Discount Bonds
PAR      Par Bond
REMIC    Real Estate Mortgage Investment Conduit
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximately (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FORWARD FOREIGN CURRENCY CONTRACTS


                                                                                                           Unrealized
                                                Contract to                            Maturity           Appreciation
                                                  Deliver        In Exchange for         Date            (Depreciation)
                                                -----------      ---------------       --------          --------------
British Pounds...............................     315,000         US$   521,136        12/16/98           $  1,882
British Pounds...............................   1,360,000         US$ 2,259,436   12/02/98 to 01/04/99      20,528
Deutsche Marks...............................   1,812,500         US$ 1,086,924        12/21/98             17,234
Deutsche Marks...............................   6,812,500         US$ 4,042,021   12/21/98 to 02/12/99      19,083
New Zealand Dollars..........................   3,800,000         US$ 1,910,260        07/06/99            (98,497)
New Zealand Dollars..........................   2,349,000         US$ 1,261,671        12/14/98             24,223
U.S. Dollars.................................   1,865,800         NZD 3,800,000        07/06/99            142,957
U.S. Dollars.................................   1,269,869         NZD 2,349,000        12/14/98            (32,421)
U.S. Dollars.................................      83,287         DEM   139,500        02/12/99               (774)
U.S. Dollars.................................   1,121,728         GBP   680,000        12/02/98               (189)
                                                                                                          --------
                                                                                                          $  94,026
                                                                                                          --------
                                                                                                          --------

---------------------------
Currency Type Abbreviation:
NZD--New Zealand Dollars
DEM--Deutsche Marks
GBP--British Pounds

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 1998

Assets
Investments in securities, at value (cost -- $113,409,993) ....................................   $ 109,527,841
Repurchase Agreements (cost - $12,479,000) ....................................................      12,479,000
Investments of cash collateral for securities loaned, at value (cost -- $1,081,250) ...........       1,081,250
Interest receivable ...........................................................................       1,830,240
Receivable for investments sold ...............................................................       1,065,534
Receivable for shares of beneficial interest sold .............................................         230,030
Unrealized appreciation on forward foreign currency contracts .................................         225,907
Deferred organization costs ...................................................................          10,660
Other assets ..................................................................................          10,803
                                                                                                  -------------
Total assets ..................................................................................     126,461,265
                                                                                                  -------------

Liabilities
Payable for cash collateral on securities loaned ..............................................       1,081,250
Payable for investments purchased .............................................................      12,045,920
Payable to custodian ..........................................................................       1,056,848
Unrealized depreciation on forward foreign currency contracts .................................         131,881
Payable to affiliates .........................................................................         131,316
Payable for shares of beneficial interest repurchased .........................................          40,256
Accrued expenses and other liabilities ........................................................          66,406
                                                                                                  -------------
Total liabilities..............................................................................      14,553,877
                                                                                                  -------------

Net Assets
Beneficial interest--$0.001 par value (unlimited amount authorized)............................     123,719,106
Undistributed net investment income............................................................         243,848
Accumulated net realized losses from investment, futures and options transactions..............      (8,272,790)
Net unrealized depreciation of investments, futures, options, other assets, liabilities
  and forward contracts denominated in foreign currencies .....................................      (3,782,776)
                                                                                                  -------------
Net assets ....................................................................................   $ 111,907,388
                                                                                                  -------------
                                                                                                  -------------

Class A:
Net assets ....................................................................................   $  35,778,088
                                                                                                  -------------
Shares outstanding ............................................................................       3,949,724
                                                                                                  -------------
Net asset and redemption value per share ......................................................   $        9.06
                                                                                                  -------------
                                                                                                  -------------
Maximum offering price per share (net asset value plus sales charge
    of 4.00% of offering price)................................................................   $        9.44
                                                                                                  -------------
                                                                                                  -------------

Class B:
Net assets ....................................................................................   $  45,216,559
                                                                                                  -------------
Shares outstanding ............................................................................       4,997,598
                                                                                                  -------------
Net asset value and offering price per share ..................................................   $        9.05
                                                                                                  -------------
                                                                                                  -------------

Class C:
Net assets ....................................................................................   $  30,133,342
                                                                                                  -------------
Shares outstanding ............................................................................       3,328,959
                                                                                                  -------------
Net asset value and offering price per share ..................................................   $        9.05
                                                                                                  -------------
                                                                                                  -------------

Class Y:
Net assets ....................................................................................   $     779,399
                                                                                                  -------------
Shares outstanding ............................................................................          86,084
                                                                                                  -------------
Net asset value, offering price and redemption value per share ................................   $        9.05
                                                                                                  -------------

                 See accompanying notes to financial statements
                                                                              13

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS


                                                                                       For the Year
                                                                                           Ended
                                                                                     November 30, 1998
                                                                                     -----------------
Investment income:
Interest ...........................................................................   $ 8,484,073
                                                                                       -----------

Expenses:
Investment advisory and administration .............................................       779,494
Service fees--Class A ..............................................................        79,357
Service and distribution fees--Class B .............................................       446,509
Service and distribution fees--Class C .............................................       204,078
State registration fees ............................................................        70,899
Transfer agency and service fees ...................................................        63,586
Amortization of organizational expenses ............................................        60,214
Legal and audit ....................................................................        59,245
Custody and accounting .............................................................        52,174
Reports and notices to shareholders ................................................        46,770
Trustees' fees .....................................................................        10,500
Other expenses .....................................................................         7,244
                                                                                       -----------
                                                                                         1,880,070
                                                                                       -----------

Net investment income ..............................................................     6,604,003
                                                                                       -----------
Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
   Investment and purchased options transactions ...................................      (277,596)
   Foreign currency transactions ...................................................       296,940
   Futures contracts ...............................................................      (121,415)
   Written options .................................................................        49,840

Net change in unrealized appreciation/depreciation of:
   Investments .....................................................................    (5,996,644)
   Other assets, liabilities and forward contracts denominated
     in foreign currencies..........................................................        95,345
                                                                                       -----------
Net realized and unrealized losses from investment activities ......................    (5,953,530)
                                                                                       -----------
Net increase in net assets resulting from operations ...............................   $   650,473
                                                                                       -----------
                                                                                       -----------


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                                           For the Years Ended
                                                                               November 30,
                                                                     ------------------------------
                                                                           1998             1997
                                                                     ---------------  -------------
From operations:

Net investment income ............................................   $   6,604,003    $   4,717,532
Net realized gains (losses) from investment and purchased options transactions, foreign currency transactions, futures contracts,
 and written options .............................................         (52,231)       1,725,159
Net change in unrealized appreciation/depreciation of investments, other assets, liabilities and forward contracts denominated in
 foreign currencies ..............................................      (5,901,299)        (261,318)
                                                                     -------------    -------------

Net increase in net assets resulting from operations .............         650,473        6,181,373
                                                                     -------------    -------------

Dividends to shareholders from:

Net investment income--Class A ...................................      (2,333,211)      (1,027,714)
Net investment income--Class B ...................................      (2,962,496)      (2,331,023)
Net investment income--Class C ...................................      (1,873,596)      (1,211,577)
Net investment income--Class Y ...................................         (25,077)            --
                                                                     -------------    -------------
Total dividends to shareholders ..................................      (7,194,380)      (4,570,314)
                                                                     -------------    -------------

From beneficial interest transactions:

Net proceeds from the sale of shares .............................      53,589,392       37,659,276
Cost of shares repurchased .......................................     (24,924,283)     (20,186,322)
Proceeds from dividends reinvested ...............................       4,110,250        2,297,795
                                                                     -------------    -------------
Net increase in net assets from beneficial interest
 transactions ....................................................      32,775,359       19,770,749
                                                                     -------------    -------------
Net increase in net assets .......................................      26,231,452       21,381,808

Net assets:

Beginning of year ................................................      85,675,936       64,294,128
                                                                     -------------    -------------
End of year (including undistributed net investment income
 of $243,848 and $476,119, respectively) .........................   $ 111,907,388    $  85,675,936
                                                                     -------------    -------------
                                                                     -------------    -------------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


   PaineWebber Strategic Income Fund (the "Fund") is a series of PaineWebber Securities Trust (the "Trust") which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Fund seeks high level of current income and, secondarily, capital appreciation by allocating its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S.high yield, high risk corporate bonds; and foreign and emerging market bonds.

   Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a period not to exceed sixty months from the commencement of operations.

   Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments -- Securities may be valued by outside pricing services approved by a management committee under the direction of the Board of Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the valuation of the portfolio securities valued by such pricing service. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc.("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation. Other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Trust's board of trustees. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

NOTES TO FINANCIAL STATEMENTS


   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

   (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the Fund's net assets including the market values of the Fund's investments are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

   Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

NOTES TO FINANCIAL STATEMENTS


   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily uses financial futures contracts to manage duration or for hedging purposes and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

   Option Writing--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

   Dividends and Distributions to Shareholders--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS


CONCENTRATION OF RISK

   The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region. Mortgage securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of risk of prepayments. Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest.

WRITTEN OPTION ACTIVITY

   Transactions in options written for the year ended November 30, 1998 were as follows:

                                                           Number of
                                                            Options     Premiums
                                                           ---------    --------

   Options outstanding at November 30, 1997 ..........           0    $       0
   Options written ...................................       7,310      277,755
   Options terminated in closing purchase
     transactions.....................................      (5,930)    (227,630)
   Options expired ...................................      (1,380)     (50,125)
                                                            ------    ---------
   Options outstanding at November 30, 1998 ..........           0    $       0
                                                            ------    ---------
                                                            ------    ---------


INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. At November 30, 1998, the Fund owed Mitchell Hutchins $67,801 in investment advisory and administration fees.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares and monthly distribution fees at an annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At November 30, 1998, the Fund owed Mitchell Hutchins $61,951 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended November 30, 1998, it earned $257,467 in sales charges.

NOTES TO FINANCIAL STATEMENTS


SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30,1998, the Fund earned $25,721 for lending its securities and PaineWebber earned $8,573 as the Fund's lending agent. At November 30, 1998, the Fund owed PaineWebber $1,564 for security lending fees.

   As of November 30, 1998, the Fund's custodian received cash and/or cash equivalents having an aggregate value of $1,081,250 as collateral for portfolio securities loaned which was invested in the following money market funds:

   Number of
    Shares                                                      Value
   ---------                                                 ----------

  1,073,750  TempFund Portfolio..........................    $1,073,750
      7,500  Liquid Assets Portfolio.....................         7,500
                                                             ----------
                                                             $1,081,250
                                                             ----------
                                                             ----------


   The security out on loan was sold on November 30, 1998, and therefore is not included in the Fund's portfolio of investments.

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be used for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 1998, the Fund did not borrow under the Facility.

TRANSFER AGENCY AND RELATED SERVICES FEES

   PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., the Funds' transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the year ended November 30, 1998, PaineWebber received from PFPC, Inc., approximately 48% of the total transfer agency and related services fees collected by PFPC.

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at November 30, 1998, was substantially the same as the cost of securities for financial statement purposes.

   At November 30, 1998, the components of the net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess
 of value over cost) ................................    $ 3,567,276
Gross depreciation (investments having an excess
 of cost over value) ................................     (7,449,428)
                                                         -----------
   Net unrealized depreciation of investments........    $(3,882,152)
                                                         -----------
                                                         -----------

   For the year ended November 30, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:
   Purchases ........................................    $222,401,096
   Sales ............................................    $187,414,518

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At November 30, 1998, the Fund had a net capital loss carryforward of $8,272,790 that will expire between November 30, 2002 and November 30, 2006. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1998, undistributed net investment income was increased by $358,106, accumulated net realized gains/losses was decreased by $355,303, and beneficial interest was decreased by $2,803. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

NOTES TO FINANCIAL STATEMENTS


SHARES OF BENEFICIAL INTEREST

   There is an unlimited aount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                   Class A                         Class B
                                          --------------------------      --------------------------
                                            Shares         Amount           Shares          Amount
                                          ----------     -----------       ----------     ----------
For the year ended November 30, 1998:

Shares sold .........................      2,240,724    $ 21,438,510       1,981,199    $ 18,796,882
Shares repurchased ..................     (1,065,267)    (10,047,449)     (1,030,221)     (9,736,522)
Shares converted from Class B to
 Class A ............................        442,232       4,202,593        (442,802)     (4,202,593)
Dividends reinvested ................        153,189       1,439,464         144,447       1,358,408
                                          ----------    ------------      ----------    ------------

Net increase ........................      1,770,878    $ 17,033,118         652,623    $  6,216,175
                                          ----------    ------------      ----------    ------------
                                          ----------    ------------      ----------    ------------

For the year ended November 30, 1997:

Shares sold .........................      1,323,471    $ 12,562,022       1,645,373    $ 15,619,132
Shares repurchased ..................       (533,352)     (5,055,445)     (1,111,544)    (10,459,216)
Shares converted from Class B to
  Class A ...........................        269,574       2,559,838        (269,858)     (2,559,838)
Dividends reinvested ................         58,112         550,801         101,851         961,303
                                          ----------    ------------      ----------    ------------

Net increase ........................      1,117,805    $ 10,617,216         365,822    $  3,561,381
                                          ----------    ------------      ----------    ------------
                                          ----------    ------------      ----------    ------------



                                                  Class C                           Class Y
                                         -------------------------         -------------------------
                                         Shares           Amount             Shares          Amount
                                         ----------     ----------         ----------     ----------
For the year ended November 30, 1998:

Shares sold .........................      1,311,569    $ 12,448,834          95,482      $  905,166
Shares repurchased ..................       (529,973)     (5,029,905)        (11,995)       (110,407)
Shares converted from Class B to
 Class A ............................           --              --              --               --
Dividends reinvested ................        137,074       1,288,391           2,597          23,987
                                          ----------    ------------      ----------    ------------

Net increase ........................        918,670    $  8,707,320          86,084      $  818,746
                                          ----------    ------------      ----------    ------------
                                          ----------    ------------      ----------    ------------

For the year ended November 30, 1997:

Shares sold .........................        997,764    $  9,478,122            --              --
Shares repurchased ..................       (496,197)     (4,671,661)           --              --
Shares converted from Class B to
  Class A ...........................           --              --              --              --
Dividends reinvested ................         83,102         785,691            --              --
                                          ----------    ------------      ----------    ------------
Net increase ........................        584,669    $  5,592,152            --              --
                                          ----------    ------------      ----------    ------------
                                          ----------    ------------      ----------    ------------

                      [This page intentionally left blank]

PAINEWEBBER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                                       Class A
                                                      -----------------------------------------------------------------------
                                                                                For the Period                For the Period
                                                        For the Years Ended    February 1, 1996   For the    February 7, 1994+
                                                            November 30,           through       Year Ended      through
                                                      ----------------------     November 30,    January 31,    January 31,
                                                        1998         1997            1996           1996            1995
                                                      --------     --------    ----------------  ----------- -----------------
Net asset value, beginning of period ..............   $   9.60       $   9.37      $   8.99       $   8.60      $   10.00
                                                      --------       --------      --------       --------      ---------
Net investment income .............................       0.64           0.74          0.57           0.67           0.74
Net realized and unrealized gains (losses)
     from investments and purchased options,
     foreign currency, futures contracts and
     written options ..............................      (0.48)          0.17          0.39           0.59          (1.49)
                                                      --------       --------      --------       --------      ---------

Net increase (decrease) from
     investment operations ........................       0.16           0.91          0.96           1.26          (0.75)
                                                      --------       --------      --------       --------      ---------

Dividends from net investment income ..............      (0.70)         (0.68)        (0.58)         (0.77)         (0.65)
Distributions from net realized gains
     from foreign currency transactions ...........         --             --            --          (0.10)            --
                                                      --------       --------      --------       --------      ---------
Total dividends and distributions to shareholders .      (0.70)         (0.68)        (0.58)         (0.87)         (0.65)
                                                      --------       --------      --------       --------      ---------
Net asset value, end of period ....................   $   9.06       $   9.60      $   9.37       $   8.99      $    8.60
                                                      --------       --------      --------       --------      ---------

Total investment return(1) ........................       1.65%         10.04%        11.14%         15.27%         (7.61)%
                                                      --------       --------      --------       --------      ---------
                                                      --------       --------      --------       --------      ---------

Ratios/Supplemental data:
Net assets, end of period(000's) ..................   $ 35,778       $ 20,909      $  9,944       $  9,841      $  11,148
Expenses to average net assets(2) .................       1.34%          1.65%         1.89%*         1.74%          1.49%*
Net investment income to average net assets .......       6.97%          7.35%         7.69%*         8.52%          8.06%*
Portfolio turnover rate ...........................        192%           140%          101%            91%           117%


-----------------
+   Commencement of operations

*   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, 2.45% for Class B and 2.18% for Class C shares.


                                                                                         Class B
                                                        -----------------------------------------------------------------------
                                                                                  For the Period                For the Period
                                                          For the Years Ended    February 1, 1996   For the    February 7, 1994+
                                                              November 30,           through       Year Ended      through
                                                        ----------------------     November 30,    January 31,    January 31,
                                                          1998         1997            1996           1996            1995
                                                        --------     --------    ----------------  ----------- -----------------
Net asset value, beginning of period ..............     $  9.59       $  9.36       $  8.98          $  8.60         $ 10.00
                                                        -------       -------       -------          -------         -------

Net investment income .............................        0.56          0.67          0.51             0.60            0.66
Net realized and unrealized gains (losses)
     from investments and purchased options,
     foreign currency, futures contracts and
     written options ..............................       (0.47)         0.16          0.39             0.59           (1.47)
                                                        -------       -------       -------          -------         -------


Net increase (decrease) from
     investment operations ........................        0.09          0.83          0.90             1.19           (0.81)
                                                        -------       -------       -------          -------         -------


Dividends from net investment income ..............       (0.63)        (0.60)        (0.52)           (0.71)          (0.59)
Distributions from net realized gains
     from foreign currency transactions ...........         --            --            --             (0.10)            --
                                                        -------       -------       -------          -------         -------

Total dividends and distributions to shareholders .       (0.63)        (0.60)        (0.52)           (0.81)          (0.59)
                                                        -------       -------       -------          -------         -------

Net asset value, end of period ....................     $  9.05       $  9.59       $  9.36          $  8.98         $  8.60
                                                        -------       -------       -------          -------         -------
                                                        -------       -------       -------          -------         -------
Total investment return(1) ........................        0.87%         9.20%        10.46%           14.37%          (8.22)%
                                                        -------       -------       -------          -------         -------
                                                        -------       -------       -------          -------         -------
Ratios/Supplemental data:
Net assets, end of period(000's) ..................     $ 45,217      $41,650       $37,249          $40,653         $40,710
Expenses to average net assets(2) .................         2.12%        2.43%         2.63%*           2.49%           2.24%*
Net investment income to average net assets .......         5.98%        6.56%         6.93%*           7.77%           7.46%*
Portfolio turnover rate ...........................          192%         140%          101%              91%            117%



                                                                                         Class C
                                                        -----------------------------------------------------------------------
                                                                                  For the Period                For the Period
                                                          For the Years Ended    February 1, 1996   For the    February 7, 1994+
                                                              November 30,           through       Year Ended        through
                                                        ----------------------     November 30,    January 31,     January 31,
                                                          1998         1997            1996           1996            1995
                                                        --------     --------    ----------------  ----------- -----------------
Net asset value, beginning of period ..............     $  9.59     $  9.37          $  8.98         $  8.60        $ 10.00
                                                        -------     -------          -------         -------        -------

Net investment income .............................        0.59        0.70             0.53            0.62           0.69
Net realized and unrealized gains (losses)
     from investments and purchased options,
     foreign currency, futures contracts and
     written options ..............................       (0.48)       0.15             0.40            0.59          (1.48)
                                                        -------     -------          -------         -------        -------

Net increase (decrease) from
     investment operations ........................        0.11        0.85             0.93            1.21          (0.79)
                                                        -------     -------          -------         -------        -------

Dividends from net investment income ..............       (0.65)      (0.63)           (0.54)          (0.73)         (0.61)
                                                        -------     -------          -------         -------        -------
Distributions from net realized gains
     from foreign currency transactions ...........         --          --               --            (0.10)           --
                                                        -------     -------          -------         -------        -------

Total dividends and distributions to shareholders .       (0.65)      (0.63)           (0.54)          (0.83)         (0.61)
                                                        -------     -------          -------         -------        -------

Net asset value, end of period ....................     $  9.05     $  9.59          $  9.37         $  8.98        $  8.60
                                                        -------     -------          -------         -------        -------
                                                        -------     -------          -------         -------        -------


Total investment return(1) ........................        1.14%       9.37%           10.80%          14.63%         (8.02)%
                                                        -------     -------          -------         -------        -------
                                                        -------     -------          -------         -------        -------
Ratios/Supplemental data:
Net assets, end of period(000's) ..................     $30,133     $23,117          $17,101         $19,232        $21,208
Expenses to average net assets(2) .................        1.86%       2.17%            2.38%*          2.24%          1.98%*
Net investment income to average net assets .......        6.24%       6.82%            7.19%*          8.03%          7.62%*
Portfolio turnover rate ...........................         192%        140%             101%             91%           117%


                                                         Class Y
                                                     -----------------
                                                      For the Period
                                                     February 17, 1998+
                                                           through
                                                         November 30,
                                                            1998
                                                     -----------------
Net asset value, beginning of period ..............       $  9.72
                                                          -------
Net investment income .............................          0.56
Net realized and unrealized gains (losses)
     from investments and purchased options,
     foreign currency, futures contracts and
     written options ..............................         (0.66)
                                                          -------

Net increase (decrease) from
     investment operations ........................         (0.10)
                                                          -------

Dividends from net investment income ..............         (0.57)
Distributions from net realized gains
     from foreign currency transactions ...........           --
                                                          -------

Total dividends and distributions to shareholders .         (0.57)
                                                          -------

Net asset value, end of period ....................       $  9.05
                                                          -------
                                                          -------

Total investment return(1) ........................         (1.04)%
                                                          -------
                                                          -------
Ratios/Supplemental data:
Net assets, end of period(000's) ..................       $   779
Expenses to average net assets(2) .................          1.07%*
Net investment income to average net assets .......          7.26%*
Portfolio turnover rate ...........................           192%

PAINEWEBBER STRATEGIC INCOME FUND


REPORT OF PRICEWATERHOUSECOOPERS LLP
INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
PaineWebber Strategic Income Fund

In our opinion, the accompanying statement of assets and liablilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Strategic Income Fund (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

January 22, 1999

PAINEWEBBER STRATEGIC INCOME FUND


TAX INFORMATION


     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal period end (November 30, 1998), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were derived from net investment income and are taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

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

                      [This page intentionally left blank]

                      [This page intentionally left blank]

-------------------------------------------------------------------------------
TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer


OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Dennis L. McCauley
Vice President

Thomas J. Libassi
Vice President

Craig M. Varrelman
Vice President

Nirmal Singh
Vice President

Stuart Waugh
Vice President


INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.


BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P 500 Index Fund
o  Tax-Managed Equity Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
o  Aggressive Portfolio
o  Moderate Portfolio
o  Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND


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(Copyright)1999 PaineWebber Incorporated
               Member SIPC



ANNUAL REPORT


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STRATEGIC

INCOME FUND






NOVEMBER 30, 1998